                       SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549-1004



                                    FORM 8-K
                    CURRENT REPORT PURSUANT TO SECTION 13 OF
                       THE SECURITIES EXCHANGE ACT OF 1934



        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): FEBRUARY 6, 2001



                           SILICON VALLEY GROUP, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

          DELAWARE                          0-11348                  94-2264681
(STATE OR OTHER JURISDICTION OF      [COMMISSION FILE NUMBER]     (I.R.S. EMPLOYER
INCORPORATION OR ORGANIZATION)                                  IDENTIFICATION NUMBER)





                                 101 METRO DRIVE
                                    SUITE 400
                               SAN JOSE, CA 95110
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                 (408) 467-5910
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


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ITEM 5. OTHER EVENTS

     On February 6, 2001, Silicon Valley Group, Inc. and ASM Lithography Holding N.V. issued a press release announcing that the companies have refiled their petition in connection with the Exon-Florio review process on February 5, 2001. The companies withdrew their original Exon-Florio filing on January 5, 2001 in order to provide more time to address certain United States government inquiries regarding their transaction. The press release is attached as Exhibit 99.1 to this Form 8-K.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     (c)  Exhibits.



EXHIBIT
NUMBER                           DESCRIPTION
-------                          -----------
99.1        Silicon Valley Group, Inc. Press Release issued February 6, 2001

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  SILICON VALLEY GROUP, INC.
                                  (Registrant)



Date:  February 6, 2001           By: /s/ Russell G. Weinstock
                                      -----------------------------
                                      Russell G. Weinstock
                                      Vice President and Chief Financial Officer



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                                  EXHIBIT INDEX

EXHIBIT
NUMBER                           DESCRIPTION
-------                          -----------
99.1        Silicon Valley Group, Inc. Press Release issued February 6, 2001



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